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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 27, 2003
                                                          ---------------


                            Finlay Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-25716                  13-3492802
   ---------------------------------------------------------------------------
     (State or other                (Commission              (IRS Employer
     jurisdiction of                File Number)            Identification No.)
      incorporation)


        529 Fifth Avenue, New York, New York                 10017
      ----------------------------------------            ----------
      (Address of principal executive offices)            (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.           OTHER EVENTS.

         On August 26, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release announcing that, as discussed in its press release dated August 21, 2003, Federated Department Stores, Inc. will not renew it's lease in the Burdine's department store division due to the planned consolidation of the Burdine's and Macy's stores in 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  The following exhibit is furnished with this Form 8-K:

                  99.1 Finlay Enterprises, Inc. press release dated August 26, 2003.






























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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      FINLAY ENTERPRISES, INC.
                                      (Registrant)

Dated:  August 27, 2003                    By: /s/ Bruce E. Zurlnick
                                               -----------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer